================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2005

                               ARADIGM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           California                   0-28402                94-3133088
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                               3929 Point Eden Way
                                HAYWARD, CA 94545
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (510) 265-9000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2005, Aradigm Corporation (the "Company") announced via press release the Company's results for its second quarter ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

99.1        Press Release, dated July 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARADIGM CORPORATION

     Dated: July 26, 2005                  By:      /s/ Thomas C. Chesterman
                                                    ----------------------------
                                                    Thomas C. Chesterman
                                           Title:   Senior Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                DESCRIPTION
-------    ----------------------------------
  99.1     Press Release, dated July 26, 2005